Exhibit 4.26

Request for receipt of credit in foreign currency

No. of type	Name of type

9035/9	Loan, in foreign currency at variable interest - dollar only

Customer details	Credit Account (customer number)	Customer name
	###-######/##	AudioCodes Ltd

Account details	Type of account	Account for provision	Branch	Bank	Currency of account
	095	######/##	978	10	0001/8 US dollars
	Type of account	Account for provision	Branch	Bank	Currency of account for defrayal
	095	######/##	978	10	0001/8 US dollars
	Type of account	Account for provision	Branch	Bank	Currency of account for commissions
	095	######/##	978	10	0001/8 US dollars
Credit details	Sum of credit
	6,000,000.00		Six million only**********************
Currency of credit
0001/8 US dollar
	Term of credit			Date of provision of credit	Designation of credit
	60 months from the date of provision of the credit			September 28th 2011

Credit details	Variable credit	Interest margin	Accrued period	Term of interest for definition of Libor
3.1250% per annum	2.7500% per annum above “Libor” basis	### months	3 months
Frequency of payment
03 - quarterly on the 28th of each of the months December, March, June, September
Date of first payment	Date of last payment
December 28th 2011	September 28th 2016
Defrayal of capital	Number of inclusive payments	Frequency of payments
20	03 - quarterly
On the 28th of the months December, March, June, September
Total of each payment
From the 1st payment and until payment of the 20th 300,000.00 US dollars

Three hundred thousand dollars only ****************** each payment

	Date of first payment	Date of last payment
	December 28th 2011	September 28th 2016
Additional charges	Collection fees for periodic repayment	Commissions from securities	Other charges
	NIS 105.40	NIS 0.00	NIS 0.00
Handling fees for credit: 3100.00 US dollars
Special details	Symbol for exchange rate	Percentage of benefit/irregular exchange rate	Symbol for exchange rate commission	Percentage of benefit from exchange rate commission
	0 - today/continual benefits	0.000000	0 - regular/ continual benefits	00
	Percentage of benefit for commission	Method of defrayal of the loan	Symbol of credit of account	Symbol for commission for loan
	Provision 0.00	1- regular defrayal from reported defrayal account	1 - current account	0 - regular

***Irrelevant for the abovementioned type of credit

We agree that all the conditions noted in the second page hereinafter apply to this request, and our signature constitutes confirmation of our consent to the abovementioned conditions and to the detailed noted above.

Signature of customer:	Audiocodes Ltd
(signature) (signature)
Private Co. 520044132

For internal use

Renewal symbol: 2 non-renewable loan

Symbol of defrayal interest: 0 - regular interest	Symbol of average term: 0 - none

Exporter No:	Export document No.

Approving entity:	Approval No.

Affiliated account:	Symbol of affiliated account

Sum of reprocessed capital:

2

Exhibit 4.26

Request for receipt of credit in foreign currency

No. of type	Name of type

9035/9	Loan, in foreign currency at variable interest - dollar only

Customer details	Credit Account (customer number)	Customer name
	###-######/##	AudioCodes Ltd

Account details	Type of account	Account for provision	Branch	Bank	Currency of account
	095	######/##	978	10	0001/8 US dollars
	Type of account	Account for provision	Branch	Bank	Currency of account for defrayal
	095	######/##	978	10	0001/8 US dollars
	Type of account	Account for provision	Branch	Bank	Currency of account for commissions
	095	######/##	978	10	0001/8 US dollars
Credit details	Sum of credit
	6,000,000.00		Six million only**********************
Currency of credit
0001/8 US dollar
	Term of credit			Date of provision of credit	Designation of credit
	60 months from the date of provision of the credit			September 28th 2011

Credit details	Variable credit	Interest margin	Accrued period	Term of interest for definition of Libor
3.7750% per annum	3.4000% per annum above “Libor” basis	### months	3 months
Frequency of payment
03 - quarterly on the 28th of each of the months December, March, June, September
Date of first payment	Date of last payment
December 28th 2011	September 28th 2016
Defrayal of capital	Number of inclusive payments	Frequency of payments
20	03 - quarterly
On the 28th of the months December, March, June, September
Total of each payment
From the 1st payment and until payment of the 20th 300,000.00 US dollars

Three hundred thousand dollars only ****************** each payment

	Date of first payment	Date of last payment
	December 28th 2011	September 28th 2016
Additional charges	Collection fees for periodic repayment	Commissions from securities	Other charges
	NIS 105.40	NIS 0.00	NIS 0.00
Handling fees for credit: 3100.00 US dollars
Special details	Symbol for exchange rate	Percentage of benefit/irregular exchange rate	Symbol for exchange rate commission	Percentage of benefit from exchange rate commission
	0 - today/continual benefits	0.000000	0 - regular/ continual benefits	00
	Percentage of benefit for commission	Method of defrayal of the loan	Symbol of credit of account	Symbol for commission for loan
	Provision 0.00	1- regular defrayal from reported defrayal account	1 - current account	0 - regular

***Irrelevant for the abovementioned type of credit

We agree that all the conditions noted in the second page hereinafter apply to this request, and our signature constitutes confirmation of our consent to the abovementioned conditions and to the detailed noted above.

Signature of customer:	Audiocodes Ltd
(signature) (signature)
Private Co. 520044132

For internal use

Renewal symbol: 2 non-renewable loan

Symbol of defrayal interest: 0 - regular interest	Symbol of average term: 0 - none

Exporter No:	Export document No.

Approving entity:	Approval No.

Affiliated account:	Symbol of affiliated account

Sum of reprocessed capital:

2